Limited Term New York Municipal Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer California Municipal Fund

Oppenheimer Cash Reserves

Oppenheimer Equity Fund

Oppenheimer Flexible Strategies Fund

Oppenheimer Global Allocation Fund

Oppenheimer Global Strategic Income Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Value Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited Term Municipal Fund

Oppenheimer Main Street Select Fund®

Oppenheimer Money Market Fund, Inc.

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester® Arizona Municipal Fund

Oppenheimer Rochester® Intermediate Term Municipal Fund

Oppenheimer Rochester® Maryland Municipal Fund

Oppenheimer Rochester® Massachusetts Municipal Fund

Oppenheimer Rochester® Michigan Municipal Fund

Oppenheimer Rochester® Minnesota Municipal Fund

Oppenheimer Rochester® National Municipals

Oppenheimer Rochester® North Carolina Municipal Fund

Oppenheimer Rochester® Ohio Municipal Fund

Oppenheimer Rochester® Short Term Municipal Fund

Oppenheimer Rochester® Virginia Municipal Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Short Duration Fund

Oppenheimer Small- & Mid-Cap Growth Fund

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer International Growth Fund/VA

Oppenheimer Main Street Fund®/VA

Oppenheimer Main Street Small- & Mid-Cap Fund®/VA

Oppenheimer Money Fund/VA

Oppenheimer Small- & Mid-Cap Growth Fund/VA

Oppenheimer Value Fund/VA

Rochester® Fund Municipals

Supplement to the Summary Prospectus

This supplement amends the summary prospectus (the “Summary Prospectus”) of each of the above referenced funds (each a “Fund” or collectively, the “Funds”) and is in addition to any other supplement(s).

Effective January 1, 2013, the Summary Prospectus of each Fund is revised as follows:

1.	References to the "Manager" in the Summary Prospectus mean OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. unless the context indicates otherwise or unless otherwise specified.

2.	The section entitled “Investment Adviser” is replaced in its entirety with the following:

Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.

PS0000.079

OPPENHEIMER Core Bond Fund/VA A series of Oppenheimer Variable Account Funds Summary Prospectus April 30, 2012
Share Classes:
Non-Service Shares
Service Shares

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/investors/overview/CoreBondFundVA. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated April 30, 2012, and pages 2 through 43 of its most recent Annual Report, dated December 31, 2011, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/CoreBondFundVA.  The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund's main objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees (fees paid directly from your investment)
	Non-Service	Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Non-Service Shares	Service Shares
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.17%	0.17%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.79%	1.04%
Fee Waiver and/or Expense Reimbursement*	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.77%	1.02%

*  The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in funds managed by the Manager or its affiliates. This voluntary expense limitation may not be amended or withdrawn until one year from the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service	$79	$251	$438	$980
Service	$105	$331	$575	$1,276

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 99% of the average value of its portfolio.

Principal Investment Strategies.  Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade debt securities (generally referred to as "bonds"). A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. Debt securities can include:

  Domestic and foreign corporate debt obligations;

  Domestic and foreign government debt obligations, including U.S. Government securities;

  Mortgage-related securities;

  Asset-backed securities; and

  Other debt obligations.

     The portfolio managers' overall strategy is to build a diversified portfolio of corporate and government bonds. The Fund's investments in U.S. Government securities may include securities issued or guaranteed by the U.S. Government or by its agencies or federally-chartered entities referred to as "instrumentalities." There is no required allocation of the Fund's assets among the classes of securities, but the Fund focuses mainly on U.S. Government securities and investment-grade corporate debt securities. When market conditions change, the portfolio managers might change the Fund's relative asset allocation.
     The Fund can invest up to 20% of its total assets in lower-grade, high-yield debt securities that are below investment-grade (commonly referred to as "junk bonds"). "Investment-grade" debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. The Fund may also invest in unrated securities, in which case the Fund's investment adviser, OppenheimerFunds, Inc., may internally assign ratings to certain of those securities, after assessing their credit quality, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization.
     The Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The maturity of a security differs from its effective duration, which attempts to measure the expected volatility of a security's price to interest rate changes. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decrease about 3%. To try to decrease volatility, the Fund seeks to maintain a weighted average effective portfolio duration of three to six years, measured on a dollar-weighted basis using the effective duration of the securities included in its portfolio and the amount invested in each of those securities. However, the duration of the portfolio might not meet that target due to market events or interest rate changes that cause debt securities to be repaid more rapidly or more slowly than expected.
     The Fund may invest in foreign debt securities, including securities issued by foreign governments or companies in both developed and emerging markets.
     The Fund may also use derivatives to seek increased returns or to try to manage investment risks. Futures, swaps and "structured" notes are examples of some of the types of derivatives the Fund can use.
     In selecting investments for the Fund, the Fund's portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the corporate and government sectors. The Fund mainly seeks income earnings on the Fund's investments plus capital appreciation that may arise from decreases in interest rates, from improving credit fundamentals for a particular sector or security or from other investment techniques.
     The Fund may sell securities that the portfolio managers believe no longer meet the above criteria.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Special Risks of Lower-Grade Securities. Lower-grade securities, whether rated or unrated, may be subject to wider market fluctuation, greater credit risk and greater risk of loss of income and principal than investment-grade securities. The market for lower-grade securities may be less liquid and therefore they may be harder to sell at an acceptable price, especially during times of market volatility or decline.

Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

     Because the Fund can invest up to 20% of its total assets in lower-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Main Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund may also lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Certain derivative investments may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and other investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking total return from a fund that invests mainly in investment-grade debt securities but which can also hold high-yield, below investment-grade securities. Those investors should be willing to assume the risks of a fund that typically invests a significant amount of its assets in corporate-debt securities and the changes in debt securities prices that can occur when interest rates change. The Fund is intended to be a long-term investment, not a short-term trading vehicle. Because the Fund's income will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of broad measures of market performance that reflect the markets in which the Fund typically invests. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/investors/overview/CoreBondFundVA

During the period shown, the highest return before taxes for a calendar quarter was 8.52% (3rd Qtr 09) and the lowest return before taxes for a calendar quarter was -29.59% (4th Qtr 08).

The following table shows the average annual total returns before taxes for each class of the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years (or life of class, if less)
Non-Service Shares (inception 4-3-85)	8.27%	(3.40%)	1.11%
Service Shares (inception 5-1-02)	7.93%	(3.64%)	0.80%
Barclay's Capital Credit Index	8.35%	6.80%	6.35%
(reflects no deductions for fees, expenses or taxes)			6.45%*
Barclay's Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%
(reflects no deductions for fees, expenses or taxes)			5.76%*
Citigroup Broad Investment Grade Bond Index	7.85%	6.69%	5.89%
(reflects no deductions for fees, expenses or taxes)			5.89%*

* From 4-30-02.

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Krishna Memani and Peter A. Strzalkowski, CFA, are Vice Presidents of the Fund and have been portfolio managers for the Fund since April 2009.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Manager, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Core Bond Fund/VA

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/CoreBondFundVA. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download the Fund's Statement of Additional Information, Annual and Semi-Annual Reports, on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0630.001.0412